UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2022

Outlook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 Route 1 South Building F, Suite 320 Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended & Restated Investor Rights Agreement

On April 21, 2022, Outlook Therapeutics, Inc. (the “Company”) entered into an Amended and Restated Investor Rights Agreement between GMS Ventures and Investments (“GMS Ventures”) and the Company (the “A&R IRA”), which amends and restates the Investor Rights Agreement (the “Existing IRA”), dated as of September 11, 2017, between the Company, GMS Ventures and BioLexis Pte Limited (“BioLexis”). The A&R IRA was entered into in connection with a restructuring of BioLexis pursuant to which all shares of the Company’s capital stock held by BioLexis for the benefit of affiliates of GMS Ventures are being transferred to GMS Ventures (the “Restructuring”). In connection with the Restructuring, the rights and obligations of BioLexis under the Existing IRA were terminated.

Under the A&R IRA, the Company granted GMS Ventures demand and piggyback registration rights consistent with the Existing IRA. In addition, as long as GMS Ventures and certain of its affiliates maintain beneficial ownership of at least 5% of the Company’s outstanding common stock, GMS Ventures shall be entitled to nominate directors to the Company’s board of directors (the “Board”) in proportion to its ownership stake in the Company (rounded up). As long as GMS Ventures maintains beneficial ownership of at least 50% of the Company’s outstanding common stock but less than or equal to 57%, GMS Ventures shall be entitled to nominate four of the directors for election to the Board. Additionally, pursuant to the A&R IRA, GMS Ventures will have certain information rights, as well as the right of first offer over future issuances of securities and a right of participation in future securities issuances.

The foregoing description of the A&R IRA is not complete and is qualified in its entirety by reference to the full text of the A&R IRA, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Investor Rights Agreement, dated April 21, 2022, by and between Outlook Therapeutics, Inc. and GMS Ventures and Investments.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: April 22, 2022	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer